Exhibit 4.11

Warrant No. PA-1

VENTRUS BIOSCIENCES, INC.
COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THIS WARRANT MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This certifies that National Securities Corporation (the “Holder”), its designees or permitted assigns, at any time or from time to time up to and including 5:00 p.m. (Eastern Time) on February 26, 2015 (the “Expiration Date”), is entitled to purchase from Ventrus Biosciences, Inc., a Delaware corporation (the “Company”), that number of fully-paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), equal to 10% of the gross number of securities into which all of those certain Convertible Promissory Notes (the “Notes”) issued to investors (“Investors”) pursuant to the Company’s Confidential Offering Memorandum, dated January 5, 2010, as the same may be amended or supplemented from time to time (the “Memorandum”) are convertible.  To exercise this warrant (the “Warrant”), the Holder must surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and signed and with payment of the aggregate Exercise Price (as defined below, which may take the form of a “Cashless Exercise” if so indicated in the Exercise Notice pursuant to Section 1(b) below), for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 110% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof. Notwithstanding the foregoing, if a Qualified IPO does not occur on or before February 26, 2012, then, at the sole option of the Holder, (x) this Common Stock Warrant will be exercisable for that number of Warrant Shares equal fifty percent (50%) of the aggregate principal amount of the Notes purchased by the Investors in the Offering divided by $1.00 and (y) the Exercise Price shall be $1.00. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant.  Notwithstanding the foregoing, the Company shall have the right to redeem this Warrant as described in Section 4 hereof.  If no Qualified IPO has occurred by February 26, 2012 and should the Holder elect to adjust the Per Share Warrant Price to $1.00 herein, he may do so at any time relating to any unexercised portion of this Warrant by providing written notice to the Company of such election.  All capitalized terms not defined herein shall have the meaning assigned to such terms in the Notes.

The Company shall notify the Holder in writing at least five (5) days prior to the closing of a Qualified IPO to advise Holder as the number of Warrant Shares and Exercise Price of this Warrant.  Upon request of the Holder, upon return to the Company of this Warrant, or upon receipt of a lost warrant affidavit in form and substance reasonably acceptable to the Company in the event this Warrant shall be lost or destroyed, the Company shall provide Holder with a new Warrant setting forth the number of Warrant Shares underlying this Warrant and the Exercise Price thereof.  Notices hereunder shall be sent by the same means and notices sent pursuant to Section 4(b) hereof.

This Warrant is issued subject to the following terms and conditions:

1.           Exercise, Issuance of Certificates.  Subject to Section 4 hereof, the Holder may exercise this Warrant at any time or from time to time after the earlier to occur of a Qualified IPO or the second anniversary of the Initial Closing, and on or prior to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares (such date, a “Date of Exercise”).  Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised, but in any event not later than ten (10) business days following the Date of Exercise.  In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase.  Each stock certificate so delivered shall be registered in the name of such Holder and issued with a legend in substantially the form of the legend placed on the front of this Warrant.

(a)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant  as required pursuant to the terms hereof.

(b)           The Holder shall pay the Exercise Price in immediately available funds (a “Cash Exercise”); or the Holder may satisfy its obligation to pay the Exercise Price through a “Cashless Exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (prior to cashless exercise).

A = the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of this Section 1, “Closing Prices” for any date, shall mean the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued to the Holder (provided the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise).

2.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Warrant Shares will, upon issuance and payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

3.           Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(a)           Subdivision or Combination of Stock.  In the event the outstanding shares of the Company’s Common Stock shall be increased by a stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction occurring after the date hereof into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased.  Conversely, in the event the outstanding shares of the Company’s Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction occurring after the date hereof into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

(b)           Reclassification.  If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(c)           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.           Redemption of Warrants.

(a)           Redemption.  This Warrant may be redeemed at the option of the Company, at any time after the date the Common Stock is traded on the Over-the-Counter Bulletin Board (the “OTCBB”), Small Cap Market System or on a national securities exchange, following a period of thirty (30) consecutive calendar days in which the per share average closing sale price of the Common Stock equals or exceeds an amount that is twice the Exercise Price, on notice as set forth in Section 4(b) hereof, and at a redemption price equal to $0.001 (the “Redemption Price”) for each Warrant Share purchasable under this Warrant; provided, however, that this Warrant may not be redeemed by the Company unless the resale of the Warrant Shares purchasable hereunder has been registered under the Securities Act of 1933, as amended (the “Act”) or are otherwise freely tradable.  For purposes of this Section, the closing sale price of the Common Stock shall be determined by the closing price as reported by the OTCBB so long as the Common Stock is quoted on the OTCBB, and if the Common Stock is hereafter listed or quoted on the SmallCap Market Systems or a national securities exchange, shall be determined by the last reported sale price on the primary exchange or market on which the Common Stock is traded.

(b)           Notice of Redemption.  In the case of any redemption of this Warrant, the Company shall give notice of such redemption to the Holder hereof as provided in this Section 4(b).  Notice of redemption to the Holder of this Warrant shall be given in person, by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by confirmed facsimile transmission, to the Holder’s last address and/or facsimile of record with the Company not less than thirty (30) days prior to the date fixed for redemption.  Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  Each such notice shall specify the date fixed for redemption, the place of redemption and the aggregate Redemption Price, and shall state that payment of the Redemption Price will be made upon surrender of this Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrant shall expire unless extended by the Company.  Such notice shall also state the current Exercise Price and the date on which the right to exercise the Warrant will expire unless extended by the Company.

(c)           Payment of Redemption Price.  If notice of redemption shall have been given as provided in Section 4(b), the Redemption Price shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice.  On and after such date of redemption, the exercise rights of this Warrant shall expire and this Warrant shall be null and void on presentation and surrender of this Warrant at such place of payment in such notice specified, this Warrant shall be paid and redeemed at the Redemption Price per Warrant Share within ten (10) days thereafter.

5.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.           Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant is being acquired for its own account and not for any other person or persons, for investment purposes and that it will not offer, sell, or otherwise dispose of this Warrant except under circumstances which will not result in a violation of the Act or any applicable state securities laws.

7.           Limited Transferability.  The Holder represents that by accepting this Warrant it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.  Notwithstanding anything contained herein, the Company shall, upon written instructions to be delivered to the Company within thirty (30) business days following the date hereof, transfer all or a portion of this Warrant to officers, directors, employees and other registered agents or associated persons of the Holder.

8.           Amendment, Waiver, etc.  Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered as set forth in the Purchase Agreement.

10.         Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

11.         Lost or Stolen Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12.         Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

13.         Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

14.         Severability of Provisions. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

15.         Registration of Warrant Shares.  The Warrant Shares shall be entitled to the same registration rights granted to the Investors as set forth in those certain Subscription Agreements between the Company and the Investors and such registration rights are hereby incorporated by reference for the benefit of the Holder.

[Signature Page Follows]

Warrant No. PA-1
IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of this 26th day of February, 2010.

VENTRUS BIOSCIENCES, INC.

By:	/s/ Thom Rowland
Name: Thom Rowland
Title: Acting President

Signature Page—Placement Agent Warrant

EXHIBIT A

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:        Ventrus Biosciences, Inc.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ventrus Biosciences, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a)	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c)	The holder shall make payment of the Exercise Price as follows (check one):

_______________ “Cash Exercise” under Section 1

_______________ “Cashless Exercise” under Section 1

(d)	If the holder is making a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(e)	Pursuant to this exercise, the Company shall deliver to the holder ______________ Warrant Shares in accordance with the terms of the Warrant.

(f)	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

The undersigned requests that certificates for such shares be issued in the name of, and delivered to: ___________________________________________________________________________________________________ whose address is: ______________________________________________________________________________________.

DATED:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Name:

Title:

EXHIBIT B

FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:  __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Warrant No. PA-2
VENTRUS BIOSCIENCES, INC.
COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THIS WARRANT MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This certifies that National Securities Corporation (the “Holder”), its designees or permitted assigns, at any time or from time to time up to and including 5:00 p.m. (Eastern Time) on February 26, 2015 (the “Expiration Date”), is entitled to purchase from Ventrus Biosciences, Inc., a Delaware corporation (the “Company”), that number of fully-paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), equal to 10% of the gross number of securities into which all of those certain Convertible Promissory Notes (the “Notes”) issued to investors (“Investors”) pursuant to the Company’s Confidential Offering Memorandum, dated January 5, 2010, as the same may be amended or supplemented from time to time (the “Memorandum”) are convertible.  To exercise this warrant (the “Warrant”), the Holder must surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and signed and with payment of the aggregate Exercise Price (as defined below, which may take the form of a “Cashless Exercise” if so indicated in the Exercise Notice pursuant to Section 1(b) below), for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 110% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof. Notwithstanding the foregoing, if a Qualified IPO does not occur on or before February 26, 2012, then, at the sole option of the Holder, (x) this Common Stock Warrant will be exercisable for that number of Warrant Shares equal fifty percent (50%) of the aggregate principal amount of the Notes purchased by the Investors in the Offering divided by $1.00 and (y) the Exercise Price shall be $1.00. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant.  Notwithstanding the foregoing, the Company shall have the right to redeem this Warrant as described in Section 4 hereof.  If no Qualified IPO has occurred by February 26, 2012 and should the Holder elect to adjust the Per Share Warrant Price to $1.00 herein, he may do so at any time relating to any unexercised portion of this Warrant by providing written notice to the Company of such election.  All capitalized terms not defined herein shall have the meaning assigned to such terms in the Notes.

The Company shall notify the Holder in writing at least five (5) days prior to the closing of a Qualified IPO to advise Holder as to the number of Warrant Shares and Exercise Price of this Warrant.  Upon request of the Holder, upon return to the Company of this Warrant, or upon receipt of a lost warrant affidavit in form and substance reasonably acceptable to the Company in the event this Warrant shall be lost or destroyed, the Company shall provide Holder with a new Warrant setting forth the number of Warrant Shares underlying this Warrant and the Exercise Price thereof.  Notices hereunder shall be sent by the same means and notices sent pursuant to Section 4(b) hereof.

This Warrant is issued subject to the following terms and conditions:

1.           Exercise, Issuance of Certificates.  Subject to Section 4 hereof, the Holder may exercise this Warrant at any time or from time to time after the earlier to occur of a Qualified IPO or the second anniversary of the Initial Closing, and on or prior to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares (such date, a “Date of Exercise”).  Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised, but in any event not later than ten (10) business days following the Date of Exercise.  In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase.  Each stock certificate so delivered shall be registered in the name of such Holder and issued with a legend in substantially the form of the legend placed on the front of this Warrant.

(a)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant  as required pursuant to the terms hereof.

(b)           The Holder shall pay the Exercise Price in immediately available funds (a “Cash Exercise”); or the Holder may satisfy its obligation to pay the Exercise Price through a “Cashless Exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (prior to cashless exercise).

A = the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

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For purposes of this Section 1, “Closing Prices” for any date, shall mean the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued to the Holder (provided the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise).

2.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Warrant Shares will, upon issuance and payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

3.           Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(a)           Subdivision or Combination of Stock.  In the event the outstanding shares of the Company’s Common Stock shall be increased by a stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction occurring after the date hereof into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased.  Conversely, in the event the outstanding shares of the Company’s Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction occurring after the date hereof into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

(b)           Reclassification.  If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

3

(c)           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.           Redemption of Warrants.

(a)           Redemption.  This Warrant may be redeemed at the option of the Company, at any time after the date the Common Stock is traded on the Over-the-Counter Bulletin Board (the “OTCBB”), Small Cap Market System or on a national securities exchange, following a period of thirty (30) consecutive calendar days in which the per share average closing sale price of the Common Stock equals or exceeds an amount that is twice the Exercise Price, on notice as set forth in Section 4(b) hereof, and at a redemption price equal to $0.001 (the “Redemption Price”) for each Warrant Share purchasable under this Warrant; provided, however, that this Warrant may not be redeemed by the Company unless the resale of the Warrant Shares purchasable hereunder has been registered under the Securities Act of 1933, as amended (the “Act”) or are otherwise freely tradable.  For purposes of this Section, the closing sale price of the Common Stock shall be determined by the closing price as reported by the OTCBB so long as the Common Stock is quoted on the OTCBB, and if the Common Stock is hereafter listed or quoted on the SmallCap Market Systems or a national securities exchange, shall be determined by the last reported sale price on the primary exchange or market on which the Common Stock is traded.

(b)           Notice of Redemption.  In the case of any redemption of this Warrant, the Company shall give notice of such redemption to the Holder hereof as provided in this Section 4(b).  Notice of redemption to the Holder of this Warrant shall be given in person, by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by confirmed facsimile transmission, to the Holder’s last address and/or facsimile of record with the Company not less than thirty (30) days prior to the date fixed for redemption.  Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  Each such notice shall specify the date fixed for redemption, the place of redemption and the aggregate Redemption Price, and shall state that payment of the Redemption Price will be made upon surrender of this Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrant shall expire unless extended by the Company.  Such notice shall also state the current Exercise Price and the date on which the right to exercise the Warrant will expire unless extended by the Company.

(c)           Payment of Redemption Price.  If notice of redemption shall have been given as provided in Section 4(b), the Redemption Price shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice.  On and after such date of redemption, the exercise rights of this Warrant shall expire and this Warrant shall be null and void on presentation and surrender of this Warrant at such place of payment in such notice specified, this Warrant shall be paid and redeemed at the Redemption Price per Warrant Share within ten (10) days thereafter.

5.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

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6.           Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant is being acquired for its own account and not for any other person or persons, for investment purposes and that it will not offer, sell, or otherwise dispose of this Warrant except under circumstances which will not result in a violation of the Act or any applicable state securities laws.

7.           Limited Transferability.  The Holder represents that by accepting this Warrant it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.  Notwithstanding anything contained herein, the Company shall, upon written instructions to be delivered to the Company within thirty (30) business days following the date hereof, transfer all or a portion of this Warrant to officers, directors, employees and other registered agents or associated persons of the Holder.

8.           Amendment, Waiver, etc.  Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered as set forth in the Purchase Agreement.

10.         Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

11.         Lost or Stolen Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12.         Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

13.         Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

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14.         Severability of Provisions. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

15.         Registration of Warrant Shares.  The Warrant Shares shall be entitled to the same registration rights granted to the Investors as set forth in those certain Subscription Agreements between the Company and the Investors and such registration rights are hereby incorporated by reference for the benefit of the Holder.

[Signature Page Follows]

6

Warrant No. PA-2

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of this 31st day of March, 2010.

VENTRUS BIOSCIENCES, INC.

By:	/s/ Thom Rowland
Name: Thom Rowland
Title: Acting President

Signature Page—Placement Agent Warrant

EXHIBIT A

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:           Ventrus Biosciences, Inc.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ventrus Biosciences, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a)	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c)	The holder shall make payment of the Exercise Price as follows (check one):

_______________ “Cash Exercise” under Section 1

_______________ “Cashless Exercise” under Section 1

(d)	If the holder is making a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(e)	Pursuant to this exercise, the Company shall deliver to the holder ______________ Warrant Shares in accordance with the terms of the Warrant.

(f)	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

The undersigned requests that certificates for such shares be issued in the name of, and delivered to: ____________________________________________________________________________________________ whose address is: ______________________________________________________________________________.

DATED:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Name:

Title:

EXHIBIT B

FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:                                                                                                                                    & #160 ;
(Please Print)
Address:                                                                                                                                    &a mp;# 160;
(Please Print)

Dated:  __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Warrant No. PA-3

VENTRUS BIOSCIENCES, INC.
COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THIS WARRANT MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This certifies that National Securities Corporation (the “Holder”), its designees or permitted assigns, at any time or from time to time up to and including 5:00 p.m. (Eastern Time) on February 26, 2015 (the “Expiration Date”), is entitled to purchase from Ventrus Biosciences, Inc., a Delaware corporation (the “Company”), that number of fully-paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), equal to 10% of the gross number of securities into which all of those certain Convertible Promissory Notes (the “Notes”) issued to investors (“Investors”) pursuant to the Company’s Confidential Offering Memorandum, dated April 14, 2010 (the “Memorandum”) are convertible.  To exercise this warrant (the “Warrant”), the Holder must surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and signed and with payment of the aggregate Exercise Price (as defined below, which may take the form of a “Cashless Exercise” if so indicated in the Exercise Notice pursuant to Section 1(b) below), for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 110% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof. Notwithstanding the foregoing, if a Qualified IPO does not occur on or before February 26, 2012, then, at the sole option of the Holder, (x) this Common Stock Warrant will be exercisable for that number of Warrant Shares equal fifty percent (50%) of the aggregate principal amount of the Notes purchased by the Investors in the Offering divided by $1.00 and (y) the Exercise Price shall be $1.00. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant.  Notwithstanding the foregoing, the Company shall have the right to redeem this Warrant as described in Section 4 hereof.  If no Qualified IPO has occurred by February 26, 2012 and should the Holder elect to adjust the Per Share Warrant Price to $1.00 herein, he may do so at any time relating to any unexercised portion of this Warrant by providing written notice to the Company of such election.  All capitalized terms not defined herein shall have the meaning assigned to such terms in the Notes.

The Company shall notify the Holder in writing at least five (5) days prior to the closing of a Qualified IPO to advise Holder as to the number of Warrant Shares and Exercise Price of this Warrant.  Upon request of the Holder, upon return to the Company of this Warrant, or upon receipt of a lost warrant affidavit in form and substance reasonably acceptable to the Company in the event this Warrant shall be lost or destroyed, the Company shall provide Holder with a new Warrant setting forth the number of Warrant Shares underlying this Warrant and the Exercise Price thereof.  Notices hereunder shall be sent by the same means and notices sent pursuant to Section 4(b) hereof.

This Warrant is issued subject to the following terms and conditions:

1.           Exercise, Issuance of Certificates.  Subject to Section 4 hereof, the Holder may exercise this Warrant at any time or from time to time after the earlier to occur of a Qualified IPO or the second anniversary of the Initial Closing, and on or prior to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares (such date, a “Date of Exercise”).  Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised, but in any event not later than ten (10) business days following the Date of Exercise.  In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase.  Each stock certificate so delivered shall be registered in the name of such Holder and issued with a legend in substantially the form of the legend placed on the front of this Warrant.

(a)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant  as required pursuant to the terms hereof.

(b)           The Holder shall pay the Exercise Price in immediately available funds (a “Cash Exercise”); or the Holder may satisfy its obligation to pay the Exercise Price through a “Cashless Exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (prior to cashless exercise).

A = the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of this Section 1, “Closing Prices” for any date, shall mean the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued to the Holder (provided the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise).

2.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Warrant Shares will, upon issuance and payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

3.           Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(a)           Subdivision or Combination of Stock.  In the event the outstanding shares of the Company’s Common Stock shall be increased by a stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction occurring after the date hereof into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased.  Conversely, in the event the outstanding shares of the Company’s Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction occurring after the date hereof into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

(b)           Reclassification.  If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(c)           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.           Redemption of Warrants.

(a)           Redemption.  This Warrant may be redeemed at the option of the Company, at any time after the date the Common Stock is traded on the Over-the-Counter Bulletin Board (the “OTCBB”), Small Cap Market System or on a national securities exchange, following a period of thirty (30) consecutive calendar days in which the per share average closing sale price of the Common Stock equals or exceeds an amount that is twice the Exercise Price, on notice as set forth in Section 4(b) hereof, and at a redemption price equal to $0.001 (the “Redemption Price”) for each Warrant Share purchasable under this Warrant; provided, however, that this Warrant may not be redeemed by the Company unless the resale of the Warrant Shares purchasable hereunder has been registered under the Securities Act of 1933, as amended (the “Act”) or are otherwise freely tradable.  For purposes of this Section, the closing sale price of the Common Stock shall be determined by the closing price as reported by the OTCBB so long as the Common Stock is quoted on the OTCBB, and if the Common Stock is hereafter listed or quoted on the SmallCap Market Systems or a national securities exchange, shall be determined by the last reported sale price on the primary exchange or market on which the Common Stock is traded.

(b)           Notice of Redemption.  In the case of any redemption of this Warrant, the Company shall give notice of such redemption to the Holder hereof as provided in this Section 4(b).  Notice of redemption to the Holder of this Warrant shall be given in person, by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by confirmed facsimile transmission, to the Holder’s last address and/or facsimile of record with the Company not less than thirty (30) days prior to the date fixed for redemption.  Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  Each such notice shall specify the date fixed for redemption, the place of redemption and the aggregate Redemption Price, and shall state that payment of the Redemption Price will be made upon surrender of this Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrant shall expire unless extended by the Company.  Such notice shall also state the current Exercise Price and the date on which the right to exercise the Warrant will expire unless extended by the Company.

(c)           Payment of Redemption Price.  If notice of redemption shall have been given as provided in Section 4(b), the Redemption Price shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice.  On and after such date of redemption, the exercise rights of this Warrant shall expire and this Warrant shall be null and void on presentation and surrender of this Warrant at such place of payment in such notice specified, this Warrant shall be paid and redeemed at the Redemption Price per Warrant Share within ten (10) days thereafter.

5.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.           Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant is being acquired for its own account and not for any other person or persons, for investment purposes and that it will not offer, sell, or otherwise dispose of this Warrant except under circumstances which will not result in a violation of the Act or any applicable state securities laws.

7.           Limited Transferability.  The Holder represents that by accepting this Warrant it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.  Notwithstanding anything contained herein, the Company shall, upon written instructions to be delivered to the Company within thirty (30) business days following the date hereof, transfer all or a portion of this Warrant to officers, directors, employees and other registered agents or associated persons of the Holder.

8.           Amendment, Waiver, etc.  Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered as set forth in the Purchase Agreement.

10.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

11.           Lost or Stolen Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12.           Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

13.           Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

14.           Severability of Provisions. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

15.           Registration of Warrant Shares.  The Warrant Shares shall be entitled to the same registration rights granted to the Investors as set forth in those certain Subscription Agreements between the Company and the Investors and such registration rights are hereby incorporated by reference for the benefit of the Holder.

[Signature Page Follows]

Warrant No. PA-3

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of this 6th day of May, 2010.

VENTRUS BIOSCIENCES, INC.

By:	/s/ Thom Rowland
Name: Thom Rowland
Title: Acting President

Signature Page—Placement Agent Warrant

EXHIBIT A

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:           Ventrus Biosciences, Inc.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ventrus Biosciences, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a)	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c)	The holder shall make payment of the Exercise Price as follows (check one):

_______________ “Cash Exercise” under Section 1

_______________ “Cashless Exercise” under Section 1

(d)	If the holder is making a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(e)	Pursuant to this exercise, the Company shall deliver to the holder ______________ Warrant Shares in accordance with the terms of the Warrant.

(f)	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

The undersigned requests that certificates for such shares be issued in the name of, and delivered to: ____________________________________________________________________________________________ whose address is: ______________________________________________________________________________.

DATED:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Name:

Title:

EXHIBIT B

FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:                                                                                                                                    &am p;#1 60;
(Please Print)
Address:
(Please Print)

Dated:  __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Warrant No. PA-4

VENTRUS BIOSCIENCES, INC.
COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THIS WARRANT MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

This certifies that National Securities Corporation (the “Holder”), its designees or permitted assigns, at any time or from time to time up to and including 5:00 p.m. (Eastern Time) on February 26, 2015 (the “Expiration Date”), is entitled to purchase from Ventrus Biosciences, Inc., a Delaware corporation (the “Company”), that number of fully-paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), equal to 10% of the gross number of securities into which the Convertible Promissory Note issued on May 6, 2010 to Paramount Biosciences, LLC in the amount of $2,192,433.33 (the “Note”) is convertible.  To exercise this warrant (the “Warrant”), the Holder must surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and signed and with payment of the aggregate Exercise Price (as defined below, which may take the form of a “Cashless Exercise” if so indicated in the Exercise Notice pursuant to Section 1(b) below), for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 110% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof. Notwithstanding the foregoing, if a Qualified IPO does not occur on or before February 26, 2012, then, at the sole option of the Holder, (x) this Common Stock Warrant will be exercisable for that number of Warrant Shares equal fifty percent (50%) of the aggregate principal amount of the Notes purchased by the Investors in the Offering divided by $1.00 and (y) the Exercise Price shall be $1.00. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant.  Notwithstanding the foregoing, the Company shall have the right to redeem this Warrant as described in Section 4 hereof.  If no Qualified IPO has occurred by February 26, 2012 and should the Holder elect to adjust the Per Share Warrant Price to $1.00 herein, he may do so at any time relating to any unexercised portion of this Warrant by providing written notice to the Company of such election.  All capitalized terms not defined herein shall have the meaning assigned to such terms in the Notes.

The Company shall notify the Holder in writing at least five (5) days prior to the closing of a Qualified IPO to advise Holder as to the number of Warrant Shares and Exercise Price of this Warrant.  Upon request of the Holder, upon return to the Company of this Warrant, or upon receipt of a lost warrant affidavit in form and substance reasonably acceptable to the Company in the event this Warrant shall be lost or destroyed, the Company shall provide Holder with a new Warrant setting forth the number of Warrant Shares underlying this Warrant and the Exercise Price thereof.  Notices hereunder shall be sent by the same means and notices sent pursuant to Section 4(b) hereof.

This Warrant is issued subject to the following terms and conditions:

1.           Exercise, Issuance of Certificates.  Subject to Section 4 hereof, the Holder may exercise this Warrant at any time or from time to time after the earlier to occur of a Qualified IPO or the second anniversary of the Initial Closing, and on or prior to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares (such date, a “Date of Exercise”).  Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised, but in any event not later than ten (10) business days following the Date of Exercise.  In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase.  Each stock certificate so delivered shall be registered in the name of such Holder and issued with a legend in substantially the form of the legend placed on the front of this Warrant.

(a)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant  as required pursuant to the terms hereof.

(b)           The Holder shall pay the Exercise Price in immediately available funds (a “Cash Exercise”); or the Holder may satisfy its obligation to pay the Exercise Price through a “Cashless Exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised (prior to cashless exercise).

A = the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of this Section 1, “Closing Prices” for any date, shall mean the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued to the Holder (provided the Securities and Exchange Commission continues to take the position that such treatment is proper at the time of such exercise).

2.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all Warrant Shares will, upon issuance and payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein.  The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

3.           Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

(a)           Subdivision or Combination of Stock.  In the event the outstanding shares of the Company’s Common Stock shall be increased by a stock dividend payable in Common Stock, stock split, subdivision, or other similar transaction occurring after the date hereof into a greater number of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased.  Conversely, in the event the outstanding shares of the Company’s Common Stock shall be decreased by reverse stock split, combination, consolidation, or other similar transaction occurring after the date hereof into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

(b)           Reclassification.  If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(c)           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.           Redemption of Warrants.

(a)           Redemption.  This Warrant may be redeemed at the option of the Company, at any time after the date the Common Stock is traded on the Over-the-Counter Bulletin Board (the “OTCBB”), Small Cap Market System or on a national securities exchange, following a period of thirty (30) consecutive calendar days in which the per share average closing sale price of the Common Stock equals or exceeds an amount that is twice the Exercise Price, on notice as set forth in Section 4(b) hereof, and at a redemption price equal to $0.001 (the “Redemption Price”) for each Warrant Share purchasable under this Warrant; provided, however, that this Warrant may not be redeemed by the Company unless the resale of the Warrant Shares purchasable hereunder has been registered under the Securities Act of 1933, as amended (the “Act”) or are otherwise freely tradable.  For purposes of this Section, the closing sale price of the Common Stock shall be determined by the closing price as reported by the OTCBB so long as the Common Stock is quoted on the OTCBB, and if the Common Stock is hereafter listed or quoted on the SmallCap Market Systems or a national securities exchange, shall be determined by the last reported sale price on the primary exchange or market on which the Common Stock is traded.

(b)           Notice of Redemption.  In the case of any redemption of this Warrant, the Company shall give notice of such redemption to the Holder hereof as provided in this Section 4(b).  Notice of redemption to the Holder of this Warrant shall be given in person, by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by confirmed facsimile transmission, to the Holder’s last address and/or facsimile of record with the Company not less than thirty (30) days prior to the date fixed for redemption.  Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  Each such notice shall specify the date fixed for redemption, the place of redemption and the aggregate Redemption Price, and shall state that payment of the Redemption Price will be made upon surrender of this Warrant at such place of redemption, and that if not exercised by the close of business on the date fixed for redemption, the exercise rights of the Warrant shall expire unless extended by the Company.  Such notice shall also state the current Exercise Price and the date on which the right to exercise the Warrant will expire unless extended by the Company.

(c)           Payment of Redemption Price.  If notice of redemption shall have been given as provided in Section 4(b), the Redemption Price shall, unless the Warrant is theretofore exercised pursuant to the terms hereof, become due and payable on the date and at the place stated in such notice.  On and after such date of redemption, the exercise rights of this Warrant shall expire and this Warrant shall be null and void on presentation and surrender of this Warrant at such place of payment in such notice specified, this Warrant shall be paid and redeemed at the Redemption Price per Warrant Share within ten (10) days thereafter.

5.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.           Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant is being acquired for its own account and not for any other person or persons, for investment purposes and that it will not offer, sell, or otherwise dispose of this Warrant except under circumstances which will not result in a violation of the Act or any applicable state securities laws.

7.           Limited Transferability.  The Holder represents that by accepting this Warrant it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.  Notwithstanding anything contained herein, the Company shall, upon written instructions to be delivered to the Company within thirty (30) business days following the date hereof, transfer all or a portion of this Warrant to officers, directors, employees and other registered agents or associated persons of the Holder.

8.           Amendment, Waiver, etc.  Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.           Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered as set forth in the Purchase Agreement.

10.         Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

11.         Lost or Stolen Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12.         Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

13.         Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

14.         Severability of Provisions. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

15.         Registration of Warrant Shares.  The Warrant Shares shall be entitled to the same registration rights granted to the Investors as set forth in those certain Subscription Agreements between the Company and the Investors and such registration rights are hereby incorporated by reference for the benefit of the Holder.

[Signature Page Follows]

Warrant No. PA-4

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of this 6th day of May, 2010.

VENTRUS BIOSCIENCES, INC.

By:	/s/ Thom Rowland
Name: Thom Rowland
Title: Acting President

Signature Page—Placement Agent Warrant

EXHIBIT A

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:         Ventrus Biosciences, Inc.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ventrus Biosciences, Inc., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(a)	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(b)	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(c)	The holder shall make payment of the Exercise Price as follows (check one):

_______________ “Cash Exercise” under Section 1

_______________ “Cashless Exercise” under Section 1

(d)	If the holder is making a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(e)	Pursuant to this exercise, the Company shall deliver to the holder ______________ Warrant Shares in accordance with the terms of the Warrant.

(f)	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

The undersigned requests that certificates for such shares be issued in the name of, and delivered to: ____________________________________________________________________________________________
whose address is: ____________________________________________________________________________________.

DATED:

(Signature must conform in all respects to name of
Holder as specified on the face of the Warrant)

Name:

Title:

EXHIBIT B

FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:  __________, 20__

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

AMENDMENT TO WARRANTS NOS. PA-1, PA-2, PA-3 and PA-4

This Amendment, dated as of October 28, 2010, is to the Warrants for Purchase of Shares of Common Stock numbered PA-1, PA-2, PA-3 and PA-4 (the “Warrants”), between National Securities Corporation (“Holder”), and Ventrus BioSciences, Inc., a Delaware corporation (“Ventrus”).

To facilitate a transaction benefiting both Ventrus and the Holder and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  Except as otherwise defined in this Amendment, the capitalized terms used in this Amendment will have the meanings ascribed thereto in the Warrants.

2.           Amendment.  The third sentence in the first paragraph of each of the Warrants is hereby deleted and replaced in its entirety with the following sentence:

The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 165% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof.

3.           Miscellaneous.

(a)           Except as expressly amended as provided above, the Warrants remain unmodified and in full force and effect and is hereby renewed, ratified and affirmed by Ventrus.

(b)           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.  Any party may execute this Amendment and deliver its signature page by pdf or facsimile, which pdf or facsimile signature shall be deemed to constitute an original for all purposes.

IN WITNESS WHEREOF, the parties have signed this Amendment as of the day and year first above written.

VENTRUS BIOSCIENCES, INC.		NATIONAL SECURITIES CORPORATION

By:	/s/ Russell H. Ellison	By:	/s/ Jonathan C. Rich

Name:	Russell H. Ellison	Name:	Jonathan C. Rich

Title:	CEO	Title:	EVP

AMENDMENT NO. 2 TO WARRANTS NOS. PA-1, PA-2, PA-3 and PA-4

This Amendment No. 2, dated as of November 30, 2010, is to the Warrants for Purchase of Shares of Common Stock numbered PA-1, PA-2, PA-3 and PA-4 (the “Warrants”), between National Securities Corporation (“Holder”), and Ventrus BioSciences, Inc., a Delaware corporation (“Ventrus”).

Ventrus has issued the Warrants to the Holder in connection with prior services rendered.  The Warrants were amended pursuant to that Amendment No. 1 dated October 28, 2010.

To facilitate a transaction benefiting both Ventrus and the Holder and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.  Except as otherwise defined in this Amendment No. 2, the capitalized terms used in this Amendment No. 2 will have the meanings ascribed thereto in the Warrants.

2.           Amendment.

The third sentence in the first paragraph of each of the Warrants is hereby deleted and replaced in its entirety with the following sentence:

“The per share exercise price (the “Exercise Price”) per Warrant Share issuable pursuant to this Common Stock Warrant shall be equal to 125% of the price at which securities of the Company are sold in a Qualified IPO (the “IPO Price”), payable in accordance with Section 1(a) hereof.”

The following new sentences shall be added at the end of the first paragraph of each of the Warrants:

“This Warrant is one of a series of four warrants, numbered PA-1, PA-2, PA-3 and PA-4, issued by the Company to the Holder (the “Four Warrants”).  Notwithstanding anything contained herein or in any of the Four Warrants to the contrary, the total number of Warrant Shares that are exercisable under the Four Warrants in the aggregate shall be 89,000 Warrant Shares.”

The last sentence in Section 7 of each of the Warrants is hereby deleted and replaced in its entirety with the following sentence:

“Notwithstanding anything contained herein, the Company shall, upon writteninstructions to be delivered to the Company within thirty (30) business days following thedate of the consummation of a Qualified IPO, transfer all or a portion of this Warrant to officers, directors, employees and other registered agents or associated persons of the Holder.”

3.           Miscellaneous.

(a)           Except as expressly amended as provided above, the Warrants remain unmodified and in full force and effect and is hereby renewed, ratified and affirmed by Ventrus.

(b)           This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original.  Any party may execute this Amendment No. 2 and deliver its signature page by pdf or facsimile, which pdf or facsimile signature shall be deemed to constitute an original for all purposes.

IN WITNESS WHEREOF, the parties have signed this Amendment No. 2 as of the day and year first above written.

VENTRUS BIOSCIENCES, INC.		NATIONAL SECURITIES CORPORATION

By:	/s/ Russell H. Ellison	By:	/s/ Jonathan Rich
Name:	Russell H. Ellison	Name:	Jonathan Rich
Title:	CEO	Title:	EVP